UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   August 10, 2020

______________

INTERUPS INC.

(Exact name of registrant as specified in its charter)

______________

Nevada	333-182956	48-1308920
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

90 STATE STREET, SUITE 700, OFFICE 40, ALBANY, NY 12207

(Address of Principal Executive Office) (Zip Code)

(929) 376-9679

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01—OTHER EVENTS

Registrant is pleased to announce its discussions with the Asset Reconstruction Company (India) Limited (‘Arcil’). Arcil is jointly owned by couple of major Indian Banks Viz., State Bank of India, ICICI, Punjab National Bank, HDFC and IDBI. Avenue Capital of New York acquired 27% stake. With all major banks being stakeholders in Arcil, it has access to a large pool of stressed assets that it could research and identify as possible acquisitions towards reconstruction and turnaround.

Registrant’s understanding with Arcil will henceforth help the Registrant in identifying certain turnaround possible stressed assets and investing into them through and with its help. The acquired assets or holding rights could be held under the custody of Arcil with Security Receipts (SRs) being issued to the Registrant as instrument of ownership. These instruments in turn could be placed by the Registrant as underlying securities for listing unsponsored ADRs on the US OTC Markets, helping Registrant’s Investors to trade and exit out of the instruments in the US itself.

Registrant is discussing with Arcil on Reliance Naval & Engineering Company Limited, Viceroy Hotels Limited (operated by Marriott International), Lavasa Corporation and Orange Smart City Mumbai, a 1,000 Acres Smart City Development undertaken by its Founder – Nikhil Gandhi with the funding possibility from Mumbai Metropolitan Region Development Authority (MMRDA).

There is however no guarantee that Registrant will be able to successfully enter into an understanding with ARCIL and either the Registrant or ARCIL will win through some of the bids they select to participate and even if successful, there is no guarantee that Registrant will be able to secure finances to acquire the target businesses. There is further no guarantee that Registrant will be able to turn around any companies that it acquires and the total effort may turn extremely futile causing irreparable loss and serious cash flow setbacks for the Registrant to the extent that it may even impede the Registrant to continue as a going concern.

There is no guarantee that the National Company Law Tribunal (NCLT) shall pass orders in favor of the Registrant or Arcil on some Target Acquisitions that the Registrant or Arcil submits Expression of Interest for.  There is also no guarantee that Registrant will be able to successfully acquire these firms or businesses even if NCLT passes order in favor of the Registrant.

FAILURE TO PARTICIPATE, ACQUIRE AND OPERATE SHALL MEAN LOSS OF TIME, MONEY, RESOURCES AND OPPORTUNISTIC INVESTMENT LOSS, VALUE AND INCOME THAT THE REGISTRANT OTHERWISE IS EXPECTING TO GAIN AND IT MAY CAUSE IRREPERABE LOSS FOR THE REGISTRANT SO MUCH SO THAT IT MAY TOTAL FREEZE AND IMPEDE ITS OPERATIONS AND SUSTAINABIITY TO CONTINUE AS A GOING CONCERN.

NOTE ON FORWARD LOOKING STATEMENTS

This Report on Form 8-K may include both historical and forward-looking statements, which include information relating to future events, future financial performance, strategies, expectations, competitive environment and regulations. Words such as “may,” “shall”, “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “intends,” “intending”, “contemplating”, “plans,” “believes,” “estimates,” “hopefully” and similar expressions, as well as statements in future tense, present and past continuing, identify forward-looking statements. Such statements are intended to operate as “forward-looking statements” of the kind permitted by the Private Securities Litigation Reform Act of 1995, incorporated in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). That legislation protects such predictive statements by creating a “safe harbor” from liability in the event that a particular prediction does not turn out as anticipated. Forward-looking statements should not be read as a guarantee of future performance or results and will probably not be accurate indications of when such performance or results will be achieved. Forward-looking statements are based on information we have when those statements are made, or on our management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements.

The inclusion of the forward-looking statements should not be regarded as a representation by us, or any other person, that such forward-looking statements will be achieved. You should be aware that any forward- looking statement made by us in this Report on Form 8-K, or elsewhere, speaks only as of the date on which we make it. We undertake no duty to update any of the forward-looking statements, whether as a result of new information, future events or otherwise. In light of the foregoing, readers are cautioned not to place undue reliance on the forward-looking statements contained in this Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERUPS INC.

August 10, 2020	By	/s/Laxmi Prasad
Laxmi Prasad, Chairman